Exhibit 99.2

On March 31, 2003, Fidelity Federal Bancorp (the "Registrant") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ended December 31, 2002. The certification by the Registrant's Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Annual